UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 31, 2004

SCPIE HOLDINGS INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE	1-12449	95-4557980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1888 Century Park East

Los Angeles, California 90067

(Address of Principal Executive Offices)

(310) 551-5900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 20.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

SCPIE Management Company (“SMC”), a wholly owned subsidiary of SCPIE Holdings Inc. (the “Company”), entered into an Amended and Restated Employment Agreement dated as of January 3, 2005, with Donald J. Zuk, President and Chief Executive Officer of SMC and the Company and a member of the Company’s Board of Directors. Under the amendment, the employment term under a prior agreement dated as of January 2, 2003, is extended for a period of two years, from December 31, 2007 to December 31, 2009. The performance of SMC under the Amended and Restated Employment Agreement is guaranteed by the Company.

On December 31, 2004, the Company entered into an amendment to the employment arrangement with Donald P. Newell, the Company’s Senior Vice President and General Counsel and a member of its Board of Directors. Pursuant to the amendment to his employment arrangement, Mr. Newell will receive deferred compensation for the 12-month term of his employment arrangement commencing January 1, 2005 at a monthly rate of $16,667. Such monthly deferred amount will bear interest at a rate of 9% per annum, compounded quarterly, until paid. The deferred compensation, together with accrued interest, shall be maintained as an unfunded general liability of SMC. Such deferred compensation will be paid pursuant to the Deferred Compensation Agreement dated as of December 31, 2004, between SMC and Mr. Newell. The Deferred Compensation Agreement provides that such deferred compensation will be paid to Mr. Newell in substantially equal monthly installments beginning on January 31, 2006 and ending on December 31, 2007. The performance of SMC under the Deferred Compensation Agreement is guaranteed by the Company. Mr. Newell’s deferred compensation will be paid in a lump sum in the event of his death or a change in control of the Company prior to December 31, 2007.

The Deferred Compensation Agreement dated January 1, 2001, between SMC and Mr. Newell was amended to provide that the Company will suspend all future credits of deferred compensation on behalf of Mr. Newell pursuant to such agreement with respect to any period commencing on or after January 1, 2005. Amounts previously deferred pursuant to such agreement will continue to be governed by the terms of such agreement. The agreement is also guaranteed by the Company.

The foregoing descriptions are summaries only, are not necessarily complete, and are qualified by the full text of the underlying contracts, each of which is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

99.1	Amended and Restated Employment Agreement dated January 3, 2005, between Donald J. Zuk and SCPIE Management Company and Guaranty by SCPIE Holdings Inc. dated January 3, 2005.

99.2	Deferred Compensation Agreement dated December 31, 2004, between Donald P. Newell and SCPIE Management Company and Guaranty by SCPIE Holdings Inc. dated December 31, 2004.

99.3	Amendment to Deferred Compensation Agreement dated December 31, 2004, between Donald P. Newell and SCPIE Management Company.

99.4	Amendment to Employment Arrangement dated December 31, 2004, between Donald P. Newell and SCPIE Holdings Inc..

* * * * * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCPIE HOLDINGS INC.

Date: January 5, 2005

	By:	/s/ JOSEPH P. HENKES
Joseph P. Henkes
Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Amended and Restated Employment Agreement dated January 3, 2005, between Donald J. Zuk and SCPIE Management Company and Guaranty by SCPIE Holdings Inc. dated January 3, 2005.

99.2	Deferred Compensation Agreement dated December 31, 2004, between Donald P. Newell and SCPIE Management Company and Guaranty by SCPIE Holdings Inc. dated December 31, 2004.

99.3	Amendment to Deferred Compensation Agreement dated December 31, 2004, between Donald P. Newell and SCPIE Management Company.

99.4	Amendment to Employment Arrangement dated December 31, 2004, between Donald P. Newell and SCPIE Holdings Inc..